702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Supplement dated May 4, 2020 to the currently effective Class A, Class C and Institutional Class Shares Statutory Prospectuses (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective as of the dates noted below, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) or Oppenheimer & Co., Inc. (“OPCO”) platform or account are eligible for the sales charge waivers and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI. Therefore, effective immediately, the disclosure below describing the sales charge waivers and discounts available through Baird and OPCO is added to the end of Appendix A (“Sales Charge Waivers and Discounts Through Intermediaries”) of the Prospectus.

Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund.

•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.

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Shares purchased from the proceeds of redemptions from another fund within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

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A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of that Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird.

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Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and Class C Shares Available at Baird

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Shares bought due to returns of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus.

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Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of the Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Guggenheim Family of Funds through Baird, over a 13-month period of time.

Oppenheimer & Co. Inc. (“OPCO”)
Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at OPCO

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Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a OPCO affiliated investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

•
Shares purchased from the proceeds of redemptions within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

•	Employees and registered representatives of OPCO or its affiliates and their family members.

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.

CDSC Waivers on A and C Shares Available at OPCO

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Return of excess contributions from an IRA Account.

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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in this Prospectus.

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.

•
Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”), which entitle shareholders to breakpoint discounts as described in this Prospectus, will be automatically calculated based on the aggregated holdings of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Guggenheim Family of Funds assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets.

Please retain this supplement for future reference.

RDX-SERIES-SUP3-0520x0521

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